UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-08050

Exact name of registrant as specified in charter:	The Asia Tigers Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1 - Reports to Stockholders.

The Report to Shareholders is attached herewith.

# The Asia Tigers Fund, Inc. (GRR)

Semi-Annual Report
April 30, 2015

珍
珠

Aberdeen
Simply asset management.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of The Asia Tigers Fund, Inc. (the “Fund”) for the six months ended April 30, 2015. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

Total Return Performance

For the six months ended April 30, 2015, the total return to shareholders of the Fund based on the net asset value (“NAV”) of the Fund, net of fees, was 4.4%, assuming reinvestments of dividends and distributions, versus a return of 10.5% for the Fund’s benchmark, the MSCI AC Asia ex Japan Index.1

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was 2.5%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 1.7% over the six month period from $12.00 on October 31, 2014 to $11.80 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 12.5% to the NAV per share of $13.49 on that date, compared with a discount of 10.8% to the NAV per share of $13.46 on October 31, 2014.

Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to, other actions that, in its judgment, may be effective to address the discount. The targeted discount policy, which became effective on April 4, 2014 upon the elimination of the Fund’s policy relating to semi-annual repurchase offers under its former interval structure, extended the Fund’s prior open market repurchase policy. During the six months ended April 30, 2015 and the year ended October 31, 2014, the Fund repurchased 23,040 and 61,651 shares, respectively under the open market repurchase policy.

Update on Foreign Taxes

In September 2014, the Indian Central Board of Direct Taxes (CBDT) began submitting retrospective claims for a minimum alternative tax (MAT) at a rate of 18.5% on book accounting profits on foreign portfolio investors (FPIs) that invest in Indian securities. Despite the general understanding of the industry that MAT was not meant to apply to foreign companies not having a business presence in India, the CBDT has taken the position that MAT applies to corporate FPIs on all income (including capital gains) for past periods extending up to seven years, through March 31, 2015. In April 2015, the CBDT clarified, verbally, that FPIs domiciled in countries benefiting from double taxation treaties with India are exempt from the MAT levy. In May 2015, the India Finance Minister announced the formation of a high-level committee to review whether the MAT should be applied retroactively to FPIs. Following the formation of the committee, the CBDT announced its instruction to its tax officials to stay MAT proceedings against FPIs and cease issuance of new notices. To date, the Fund has not been issued any notices of claims related to MAT. The Fund is not currently accruing for MAT liability as the imposition of the MAT retrospectively is not anticipated for the Fund due to its FPI status. Management continues to monitor these developments and evaluate the impact, if any, on the Fund’s financial statement disclosures.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s most recent Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465 and (ii) on the SEC’s website at http://www.sec.gov.

[1]

The MSCI AC (All Country) Asia ex Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. The MSCI AC Asia ex Japan Index consists of the following 10 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

The Asia Tigers Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeengrr.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeengrr.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Alan R. Goodson

Alan R. Goodson

President

All amounts are U.S dollars unless otherwise stated.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

Asian equities, as measured by the MSCI All-Country (AC) Asia ex Japan Index, recorded solid gains over the six-month period ended April 30, 2015. Concerns over the falling oil price and its effects on emerging-market producers initially weighed on investor sentiment. However, cheaper crude oil paved the way for a wave of interest rate cuts across the region as inflationary worries receded, allowing central banks to address the weak economic data. This in turn revived investor confidence in the latter half of the reporting period, we believe. Government authorities also took the chance to accelerate reforms by cutting fuel subsidies that had been a strain on budgets, particularly in India and Indonesia. The Chinese markets outperformed their regional peers as the Beijing government was one of the most aggressive in easing its monetary policy. The commencement of the long-awaited stock trading link between Hong Kong and Shanghai added further support. Conversely, the Malaysian market declined. The ringgit sank in tandem with crude oil’s tumble, which led to sharp U.S.-dollar market losses in the net oil exporter. Indonesia trailed the region as weak earnings reports exacerbated economic woes. Despite interest rate cuts and reform progress, the Indian market also lagged as investor sentiment was hurt by concerns over the possible application of retroactive minimum alternative taxation (“MAT”) of foreign fund managers that invest in India securities and are not domiciled in countries benefiting from double taxation treaties with India.

Fund performance review

The Fund’s performance for the reporting period was hampered by the underweight exposure to China compared to that of the benchmark MSCI AC Asia ex Japan Index. As bottom-up stock pickers, our asset allocation strategy results from our selection of what we believe are high-quality companies that are attractively valued. We do not actively seek to underweight or overweight countries or sectors, as country and sector allocation is instead the result of our bottom-up stock selection. This style may lead to significant deviations from the benchmark index. At the stock level, holdings in Jardine Strategic, Hero MotoCorp and HSBC detracted from the Fund’s performance. Hong Kong conglomerate Jardine Strategic’s stock price was pressured by a muted outlook for its Indonesia business, as well as the Indonesian rupiah’s slide on the back of crude oil’s decline and subsequent sell-off in emerging-market currencies. We think Jardine continues to provide a diversified exposure to the Asian consumer, while its Indonesian unit may benefit from easier financing rates and a pick-up in infrastructure spending. Indian motorcycle maker Hero MotoCorp was hampered by anemic local demand. The company further suffered from a transport strike that disrupted some of its plants. However, we remain upbeat about its long-term prospects. HSBC reported higher costs and provisions for various fines. However, these issues had been flagged, and over the longer term, we believe that the bank may gain from refocusing on its core strengths in Asia and the normalization of U.S. interest rates. The share price enjoyed a late recovery on news that the company was reviewing where best to relocate its UK headquarters. We welcome its efforts to adapt to regulatory changes.

On a positive note, the Fund’s positions in Siam Cement, AIA Group and Unilever Indonesia bolstered the Fund’s performance. Siam Cement’s stock price rose sharply as the company posted good results driven by healthy margins in its petrochemicals business. Within cement and building materials, its efforts to grow regionally were also starting to bear fruit. Insurer AIA posted solid results that showed improvements in both margins and the value of new business. Notably, its Chinese operations continued to grow. Consumer products maker Unilever Indonesia’s net profits and sales growth gained from lower raw material costs and strong pricing power.

Over the reporting period, we took profits from several positions on the back of solid run-ups in their share prices. These included ASM Pacific Technology, Ayala Land, Infosys, PetroChina and Taiwan Semiconductor Manufacturing. We also reduced the position in Oversea-Chinese Banking Corp (OCBC) after subscribing to its rights issue* and opting for the dividend in the form of stock rather than cash. We believed that both the rights issue and the stock dividend were priced at attractive discounts to OCBC’s then-current share price. In our view, OCBC remains one of the more conservatively managed banks within the Fund.

With the proceeds, we established two new holdings: MTR Corp. and China Resources Enterprise (CRE), both of which have robust operating cash flows, in our view. Hong Kong rail operator MTR has expanding businesses in the region, particularly in the mainland. We like its unique rail-and-property model that has enabled it to become one of the largest landowners in Hong Kong. China Resources Enterprise (CRE) is a multi-format retailer in China and Hong Kong. The company partnered with global brewer SABMiller to form a joint venture, which is a leader in the beer segment. While the current environment in China is challenging, we are encouraged by the company’s balance sheet, which we believe is solid. Subsequent to our initiation of the position, CRE’s share price soared after its parent made a bid to buy the non-beer assets and up to 10% of the outstanding shares of the company. Additionally, CRE will distribute HK$11.50 (roughly US$1.48) per share in a special cash dividend. We are reviewing the proposal. Elsewhere, we added to the Fund’s holding in Indian conglomerate ITC following a period of share price weakness stemming from a hike in excise duties on cigarettes.

*	An issue of rights to a company’s existing shareholders entitling them to buy additional shares directly from the company in proportion to their existing holdings within a fixed time period.

The Asia Tigers Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Outlook

We believe that continued loose monetary policy alone is insufficient to revive economic growth or counter deflationary threats, as long as structural weaknesses persist. Instead, we believe such measures have merely served to inflate global asset prices. While some Fund holdings have benefited from the run-up in the markets, stock prices are starting to appear frothy. Unless corporate earnings recover, we think that share prices could be due for a correction in light of the U.S. Federal

Reserve’s (Fed) anticipated hike in interest rates. Nonetheless, Asian markets appear to have priced in a Fed tightening to some extent, and we feel that corporates are well-financed with healthy balance sheets and manageable debt levels. Regional policymakers have taken steps to improve the financial position of their economies by increasing taxes, reducing subsidies, and boosting foreign currency reserves.

Aberdeen Asset Management Asia Limited

The Asia Tigers Fund, Inc.

Portfolio Summary (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 subindustries. An industry classification standard sector can include more than one industry group. As of April 30, 2015, the Fund had less than 25% of its assets invested in any industry group. The sectors, as classified by GICS sectors, are comprised of several industries.

As of April 30, 2015, the Fund held 98.1% of its net assets in equities, 1.5% in a short-term investment and 0.4% in other assets in excess of liabilities.

Asset Allocation by Sector

Top Sectors	Percentage of Net Assets
Financials	44.3%
Information Technology	12.1%
Industrials	10.1%
Telecommunication Services	9.4%
Materials	6.7%
Consumer Staples	6.7%
Consumer Discretionary	4.4%
Energy	4.4%
Other	1.9%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in Geographic classification, expressed as a percentage of net assets as of April 30, 2015.

Geographic Asset Breakdown

Top Countries	Percentage of Net Assets
Hong Kong	26.5%
Singapore	20.9%
India	12.9%
China	7.6%
Taiwan	6.3%
Republic of South Korea	6.0%
Thailand	5.2%
Philippines	3.5%
United States	3.3%
Malaysia	3.2%
Other	4.6%
100.0%

The Asia Tigers Fund, Inc.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2015:

Name of Security	Percentage of Net Assets
Swire Pacific Ltd., Class B	5.3%
Oversea-Chinese Banking Corp. Ltd.	5.0%
Jardine Strategic Holdings Ltd.	4.7%
AIA Group Ltd.	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
Siam Cement PCL, Foreign Shares	3.9%
HSBC Holdings PLC	3.9%
China Mobile Ltd.	3.8%
City Developments Ltd.	3.5%
Housing Development Finance Corp. Ltd.	3.4%

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s benchmark of MSCI AC ex Japan Index for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.0%	5.6%	3.8%	9.6%
Market Value	7.0%	4.3%	2.5%	9.4%
MSCI AC Asia ex Japan Index	18.2%	9.6%	7.6%	11.0%

Aberdeen Asset Management Asia Limited has entered into a written contract with the Fund to waive fees or limit expenses without which performance would be lower. This contract may not be terminated before December 19, 2015. Returns represent past performance. See Note 3 in the Notes to Financial Statements for further information. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeengrr.com by calling 800-522-5465.

The net operating expense ratio excluding fee waivers based on the six months ended April 30, 2015 was 2.26%. The net expense ratio after fee waivers and/or expense reimbursements based on the six months ended April 30, 2015 was 2.00%.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS—98.1%
COMMON STOCKS—94.7%
CHINA—7.6%
FOOD & STAPLES RETAILING—0.7%
108,000	China Resources Enterprise Ltd. (a)	$330,843
OIL, GAS & CONSUMABLE FUELS—3.1%
1,118,000	PetroChina Co. Ltd., H Shares (a)	1,441,955
WIRELESS TELECOMMUNICATION SERVICES—3.8%
127,200	China Mobile Ltd. (a)	1,813,551
	Total China	3,586,349
HONG KONG—26.5%
BANKS—4.9%
186,111	HSBC Holdings PLC (a)	1,853,725
8,971	HSBC Holdings PLC, ADR	445,231
		2,298,956
FOOD & STAPLES RETAILING—1.6%
81,900	Dairy Farm International Holdings Ltd.	773,136
INDUSTRIAL CONGLOMERATES—4.7%
65,500	Jardine Strategic Holdings Ltd. (a)	2,247,795
INSURANCE—4.2%
301,000	AIA Group Ltd. (a)	2,001,793
REAL ESTATE MANAGEMENT & DEVELOPMENT—8.5%
442,000	Hang Lung Properties Ltd. (a)	1,491,363
992,500	Swire Pacific Ltd., Class B (a)	2,526,946
		4,018,309
ROAD & RAIL—0.3%
27,000	MTR Corp. Ltd. (a)	132,176
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
33,200	ASM Pacific Technology Ltd. (a)	370,981
TEXTILES, APPAREL & LUXURY GOODS—1.5%
580,000	Global Brands Group Holding Ltd. (a)(b)	117,895
580,000	Li & Fung Ltd. (a)	590,712
		708,607
	Total Hong Kong	12,551,753
INDIA—12.9%
AUTOMOBILES—1.1%
13,800	Hero MotoCorp Ltd. (a)	505,933
BANKS—2.2%
198,530	ICICI Bank Ltd. (a)	1,041,731
CONSTRUCTION MATERIALS—2.8%
31,500	UltraTech Cement Ltd. (a)	1,327,626

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDIA (continued)
INFORMATION TECHNOLOGY SERVICES—2.3%
35,562	Infosys Ltd. (a)	$1,086,219
THRIFTS & MORTGAGE FINANCE—3.4%
87,508	Housing Development Finance Corp. Ltd. (a)	1,623,300
TOBACCO—1.1%
100,500	ITC Ltd.	511,400
	Total India	6,096,209
INDONESIA—1.2%
HOUSEHOLD PRODUCTS—1.2%
176,000	Unilever Indonesia Tbk PT (a)	577,154
MALAYSIA—3.2%
BANKS—2.1%
321,223	CIMB Group Holdings Bhd (a)	531,397
85,200	Public Bank Bhd	466,010
		997,407
TOBACCO—1.1%
28,700	British American Tobacco Bhd (a)	538,755
	Total Malaysia	1,536,162
PHILIPPINES—3.5%
BANKS—2.0%
410,428	Bank of Philippine Islands (a)	932,191
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.5%
840,000	Ayala Land, Inc. (a)	726,717
	Total Philippines	1,658,908
REPUBLIC OF SOUTH KOREA—2.6%
FOOD & STAPLES RETAILING—0.9%
2,180	E-Mart Co. Ltd. (a)	449,113
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS—1.7%
613	Samsung Electronics Co. Ltd. (a)	804,166
	Total Republic of South Korea	1,253,279
SINGAPORE—20.9%
AEROSPACE & DEFENSE—2.8%
485,000	Singapore Technologies Engineering Ltd. (a)	1,324,037
BANKS—9.0%
39,289	DBS Group Holdings Ltd. (a)	624,317
292,350	Oversea-Chinese Banking Corp. Ltd. (a)	2,354,258
68,715	United Overseas Bank Ltd. (a)	1,268,821
		4,247,396

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Shares	Description	Value (US$)

LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
SINGAPORE (continued)
DIVERSIFIED TELECOMMUNICATION SERVICES—3.3%
476,000	Singapore Telecommunications Ltd. (a)	$1,590,600
INDUSTRIAL CONGLOMERATES—2.2%
162,300	Keppel Corp. Ltd. (a)	1,066,023
REAL ESTATE INVESTMENT TRUST (REIT)—0.1%
33,684	Keppel REIT (a)	31,311
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.5%
206,000	City Developments Ltd. (a)	1,657,465
	Total Singapore	9,916,832
TAIWAN—6.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—4.0%
395,583	Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,904,444
WIRELESS TELECOMMUNICATION SERVICES—2.3%
305,000	Taiwan Mobile Co. Ltd. (a)	1,074,530
	Total Taiwan	2,978,974
THAILAND—5.2%
CONSTRUCTION MATERIALS—3.9%
115,200	Siam Cement PCL, Foreign Shares (a)	1,861,946
OIL, GAS & CONSUMABLE FUELS—1.3%
172,000	PTT Exploration & Production PCL, Foreign Shares (a)	609,272
	Total Thailand	2,471,218
UNITED KINGDOM—3.0%
BANKS—3.0%
86,814	Standard Chartered PLC (a)	1,421,336
UNITED STATES—1.8%
HOTELS, RESTAURANTS & LEISURE—1.8%
10,000	Yum! Brands, Inc.	859,600
	Total Common Stocks	44,907,774
PREFERRED STOCKS—3.4%
REPUBLIC OF SOUTH KOREA—3.4%
1,555	Samsung Electronics Co. Ltd., Preferred Shares (a)	1,577,845
	Total Preferred Stocks	1,577,845
	Total Long-Term Investments—98.1% (cost $35,739,551)	46,485,619

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

Par Amount	Description	Value (US$)

SHORT-TERM INVESTMENT—1.5%
$724,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 repurchase price $724,000 collateralized by U.S.Treasury Bond, maturing 02/15/2041; total market value of $744,988	$724,000
	Total Short-Term Investment—1.5% (cost $724,000)	724,000
	Total Investments—99.6% (cost $36,463,551) (c)	47,209,619

	Other Assets in Excess of Liabilities—0.4%	210,203
	Net Assets—100.0%	$47,419,822

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2015

Assets
Investments, at value (cost $35,739,551)	$46,485,619
Repurchase agreement, at value (cost $724,000)	724,000
Foreign currency, at value (cost $90,842)	90,815
Cash	931
Dividends receivable	332,228
Prepaid expenses and other assets	44,200
Total assets	47,677,793

Liabilities
Deferred foreign capital gains tax	88,182
Investment management fees payable (Note 3)	39,143
Investor relations fees payable (Note 3)	7,952
Director fees payable	6,223
Administration fee payable (Note 3)	3,087
Accrued expenses	113,384
Total liabilities	257,971

Net Assets	$47,419,822

Net Assets Consist of:
Capital Stock, $0.001 par value (Note 5)	$3,515
Paid-in capital	35,996,179
Accumulated net investment income	33,906
Accumulated net realized gain from investments and foreign currency transactions	727,473
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	10,658,749
Net Assets	$47,419,822
Net asset value per share based on 3,515,174 shares issued and outstanding	$13.49

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $15,947)	$492,321
492,321

Expenses
Investment management fee (Note 3)	228,207
Legal fees and expenses	56,184
Independent auditor’s fees and expenses	51,474
Insurance expense	30,906
Reports to stockholders and proxy solicitation	27,153
Administration fee (Note 3)	25,679
Investor relations expenses (Note 3)	25,513
Directors’ fees and expenses	23,897
Custodian’s fees and expenses	18,080
Transfer agent’s fees and expenses	11,077
Miscellaneous	25,859
Total operating expenses before reimbursed/waived expenses	524,029
Less: Expenses waived (Note 3)	(65,925)
Net expenses	458,104

Net Investment Income	34,217

Net Realized and Unrealized Gains/(Losses) on Investments and Foreign Currencies Transactions

Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	840,513
Foreign currency transactions	(2,625)
837,888

Net change in unrealized appreciation/(depreciation) on:
Investments (including $88,182 change in deferred capital gains tax)	845,935
Foreign currency translation	1,010
846,945
Net realized and unrealized gain from investments and foreign currencies	1,684,833
Net Increase in Net Assets Resulting from Operations	$1,719,050

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$34,217	$167,335
Net realized gain (loss) from investments and foreign currency transactions	837,888	1,501,218
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	846,945	(560,126)
Net increase in net assets resulting from operations	1,719,050	1,108,427

Distributions to Stockholders from:
Net investment income	(164,933)	(280,941)
Net realized gains	(1,503,413)	(807,582)
Net decrease in net assets from distributions	(1,668,346)	(1,088,523)

Capital Share Transactions:
Cost of shares repurchased under repurchase offer (0 and 189,467 shares, net of repurchase fee of $0 and $45,661, including expenses of $0 and $45,710, respectively)	—	(2,286,915)
Repurchase of shares under open market repurchase policy (23,040 and 61,651, respectively) (Note 7)	(266,786)	(745,191)
Change in net assets from capital share transactions	(266,786)	(3,032,106)
Change in net assets resulting from operations	(216,082)	(3,012,202)

Net Assets:
Beginning of period	47,635,904	50,648,106
End of period (including accumulated net investment income of $33,906 and $164,622, respectively)	$47,419,822	$47,635,904

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Financial Highlights

	For the Six Months Ended April 30, 2015 (unaudited)		For the Years Ended October 31,
			2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net asset value, beginning of period	$13.46		$13.37	$15.28	$17.74	$22.47	$19.10
Net investment income/(loss)	0.01		0.05	0.07	0.08	–	(0.01)
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions(b)	0.48		0.30	0.82	0.87	(1.56)	3.92
Total from investment operations	0.49		0.35	0.89	0.95	(1.56)	3.91
Dividends and distributions to shareholders:
Net investment income	(0.05)		(0.08)	(0.02)	–	(0.05)	–
Net realized gains	(0.42)		(0.21)	(2.64)	(3.16)	(3.12)	(0.34)
Tax return of capital	–		–	–	–	–	(0.18)
Total dividends and distributions to shareholders	(0.47)		(0.29)	(2.66)	(3.16)	(3.17)	(0.52)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	–		–	(0.13)	(0.24)	–	–
Impact due to capital shares tendered or repurchased (Note 6)	–		0.01	(0.01)	(0.01)	–	(0.02)
Impact due to open market repurchase policy (Note 7)	0.01		0.02	–	–	–	–
Total capital share transactions	0.01		0.03	(0.14)	(0.25)	–	(0.02)
Net asset value, end of period	$13.49		$13.46	$13.37	$15.28	$17.74	$22.47
Market value, end of period	$11.80		$12.00	$12.08	$13.93	$16.35	$21.80

Total Investment Return Based on(c):
Market value	2.45%		1.88%	4.72%	5.88%	(13.43% )	24.27%
Net asset value	4.42%		3.25%	5.66%	7.04%	(8.87% )	20.72%

Ratio/Supplementary Data:
Net assets, end of period (000 omitted)	$47,420		$47,636	$50,648	$54,630	$57,139	$79,916
Average net assets (000 omitted)	$46,020		$47,380	$51,801	$52,504	$67,947	$74,534
Net operating expenses, net of fee waivers	2.00%	(d)	2.33% (e)	2.06%	2.11%	2.36%	2.24%
Net operating expenses, excluding fee waivers	2.26%	(d)	2.80%	2.53%	2.82%	2.58%	2.24%
Net investment income/(loss)	0.15%	(d)	0.35%	0.48%	0.54%	0.02%	(0.04% )
Portfolio turnover	1.53%		10.06%	1.24%	83.20%	41.69%	51.73%

(a)	Based on average shares outstanding.
(b)	Net of deferred foreign withholding taxes of $0.02, $0.00, $0.01, $0.01, $0.01 and $0.07 per share for the six months ended April 30, 2015 and for the years ended October 31, 2014, October 31, 2013, October 31, 2012, October 31, 2011, and October 31, 2010, respectively.
(c)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(d)	Annualized.
(e)	For the 2014 fiscal year, the Fund’s net expense ratio was affected by higher non-routine expenses that fall outside of the Expense Limitation Agreement (See Note 3 of the Notes to Financial Statements).

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above.

Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon other significant observable inputs, including unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$911,241	$10,027,776	$–	$10,939,017
Food & Staples Retailing	773,136	779,956	–	1,553,092
Hotels, Restaurants & Leisure	859,600	–	–	859,600
Tobacco	511,400	538,755	–	1,050,155
Other	–	32,083,755	–	32,083,755
Short-Term Investment	–	724,000	–	724,000
Total	$3,055,377	$44,154,242	$–	$47,209,619

Amounts	listed as “–” are $0 or round to $0.

The Fund held no Level 3 securities at April 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended April 30, 2015, the securities issued by Global Brands Group Holding Ltd. and Taiwan Mobile Co. Ltd. in the amounts of $117,895 and $1,074,530, respectively, transferred from Level 1 to Level 2 because there was a valuation factor applied at April 30, 2015. During the six months ended April 30, 2015, the security issued by ITC Ltd. in the amount of $511,400 transferred from Level 2 to Level 1 because there was not a valuation factor applied at April 30, 2015.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the portfolio of investments. The Fund held a repurchase agreement of $724,000 as of April 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies. Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

e. Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to stockholders are recorded on the ex-dividend date.

Dividends and distributions to stockholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to foreign currency losses and investments in passive foreign investment companies.

f. Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

g. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In September 2014, the Indian Central Board of Direct Taxes (CBDT) began submitting retrospective claims for a minimum alternative tax (MAT) at a rate of 18.5% on book accounting profits on foreign portfolio investors (FPIs) that invest in Indian securities. Despite the general understanding of the industry that MAT was not meant to apply to foreign companies not having a business presence in India, the CBDT has taken the position that MAT applies to corporate FPIs on all income (including capital gains) for past periods extending up to seven years, through March 31, 2015. In April 2015, the CBDT clarified, verbally, that FPIs domiciled in countries benefiting from double taxation treaties with India are exempt from the MAT levy. In May 2015, the India Finance Minister announced the formation of a high-level committee to review whether the MAT should be applied retroactively to FPIs. Following the formation of the committee, the CBDT announced its instruction to its tax officials to stay MAT proceedings against FPIs and cease issuance of new notices. To date, the Fund has not been issued any notices of claims related to MAT. The Fund is not currently accruing for MAT liability as the imposition of the MAT retrospectively is not anticipated for the Fund due to its FPI status. Management continues to monitor these developments and evaluate the impact, if any, on the Fund’s financial statement disclosures.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

3. Agreements and Transactions with Affiliates

(a) Investment Manager

Aberdeen Asset Management Asia Limited (“AAMAL”) serves as the Fund’s investment manager with respect to all investments. For its services, AAMAL receives fees at an annual rate of: (i) 1.00% for the first $500 million of the Fund’s average weekly Managed Assets; (ii) 0.95% for the next $500 million of the Fund’s average weekly Managed Assets; and (iii) 0.90% of the Fund’s average weekly Managed Assets in excess of $1 billion. Managed Assets is defined in the investment management agreement as net assets plus the amount of any borrowings for investment purposes. For the six-month period ended April 30, 2015, AAMAL earned a gross management fee of $228,207.

AAMAL entered into a written contract (“Expense Limitation Agreement”) with the Fund that is effective through December 19, 2015. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any interest, taxes, brokerage fees, short sale dividend and interest expenses and non-routine expenses) from exceeding 2.00% of the average weekly Managed Assets of the Fund on an annualized basis. Through April 30, 2015, AAMAL waived and assumed a total of $65,925 attributable to its management fee and Fund expenses, including, among others, AAMI’s investor relations services, as described below.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, serves as the Fund’s administrator, pursuant to an agreement effective December 19, 2014 under which AAMI receives a fee payable monthly by the Fund at an annual rate of 0.08% of the value of the Fund’s average monthly net assets. Prior to December 19, 2014, AAMI received a fee payable monthly by the Fund at an annual rate of 0.20% of the value of the Fund’s average monthly net assets for the first $1.5 billion of the Fund’s average monthly net assets and 0.15% of the value of the Fund’s average monthly net assets in excess of $1.5 billion of the Fund’s average monthly net assets. For the six month period ended April 30, 2015, the Fund paid a total of $25,679 in administrative fees to AAMI.

(c) Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six months ended April 30, 2015, the Fund incurred investor relations fees of approximately $25,319, of which AAMI waived $9,026. (Effective January 1, 2015, these fees are capped at 5 basis points per annum.) Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $698,973 and $2,752,379, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of April 30, 2015, there were 3,515,173 shares of common stock issued and outstanding.

On December 7, 2012, the Board declared the payment of an elective cash distribution in the amount of $2.65502 per share of common stock to be paid on January 31, 2013 to stockholders of record at the close of business to be paid on December 21, 2012. As announced, the distribution was payable in the Fund’s common stock. However, stockholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all stockholders was limited to 20% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro-rated the cash distribution among all stockholders who made such requests. Stockholders who requested cash distributions received $1.00 per share or 37.70% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $12.79 per share, which equaled the average closing price of the Fund’s common shares on the NYSE on January 25, 2013 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 593,370 shares.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

6. Semi-Annual Repurchase Offers:

At a Special Meeting of Stockholders on April 4, 2014, stockholders of the Fund voted to eliminate the Fund’s interval fund structure, effective that day. However, the Fund maintains a targeted discount policy whereby the Fund intends to buy back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV and when management reasonably believes that such repurchases may enhance shareholder value (See Note 7).

Prior to the elimination of the interval fund structure, the Fund made semi-annual repurchase offers pursuant to fundamental policies adopted under Rule 23c-3 under the Investment Company Act of 1940. The repurchases were made at net asset value (less a 2% repurchase fee) to all stockholders in amounts permitted to be between 5% and 25% of the Fund’s then outstanding shares, as established by the Board.

During the prior year ended October 31, 2014, the results of the periodic repurchase offer were as follows:

Repurchase Offer #31
Commencement Date	December 27, 2013
Expiration Date	January 17, 2014
Repurchase Offer Date	January 24, 2014
% of Issued and Outstanding Shares of Common Stock	5%
Shares Validly Tendered	1,274,284
Final Odd Lot Shares*	N/A
Final Pro-ration Shares	189,467
% of Shares Accepted	14.87%
Shares Accepted for Tender	189,467
Net Asset Value as of Repurchase Offer Date ($)	12.07
Repurchase Fee per Share ($)	0.241
Repurchase Offer Price ($)	11.829
Repurchase Fee ($)	45,661
Expenses ($)	45,710
Total Cost ($)	2,286,915

*	Effective May 13, 2013, the Fund discontinued the practice of accepting all shares tendered by stockholders who own, beneficially or of record, an aggregate of not more than 99 shares before prorating shares tendered by others.

7. Targeted Discount Policy

The Fund’s targeted discount policy seeks to manage the Fund’s discount by buying back shares of common stock in the open market at times when the Fund’s shares trade at a discount of 10% or more to NAV. The Board may potentially consider, although it is not obligated to, other actions that, in its judgment may be effective to address the discount. The targeted discount policy, which became effective upon the elimination of the Fund’s interval structure, extended the Fund’s prior open market repurchase policy. During the six month period ended April 30, 2015, the Fund repurchased 23,040 shares under the open market repurchase policy.

8. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

The Asia Tigers Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

b. Risks Associated with Asian Markets:

The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$36,463,551	$12,087,600	$(1,341,532)	$10,746,068

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the Financial Statements as of April 30, 2015.

The Asia Tigers Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Stockholders

The Annual Meeting of Stockholders was held on Thursday, March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II Directors to the Board of Directors:

	Votes For	Votes Withheld
Jeswald W. Salacuse	1,814,140	1,141,980
Martin J. Gilbert	1,828,364	1,127,756

Directors whose term of office continued beyond this meeting are as follows: Lawrence K. Becker, Leslie H. Gelb and Luis F. Rubio. Lawrence K. Becker later resigned from the Fund and effective April 16, 2015, J. Marc Hardy was appointed to the Board of Directors as a Class III Director, a member of the Audit Committee and a member of the Nominating Committee.

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

The Fund intends to distribute annually to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (“Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors who own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends, capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small

The Asia Tigers Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare, P.O. Box 30170, College Station, TX 77842-3170.

The Asia Tigers Fund, Inc.

Corporate Information

Directors

Leslie H. Gelb

Martin Gilbert

J. Marc Hardy

Luis F. Rubio

Jeswald W. Salacuse, Chairman

Officers

Alan Goodson, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Andrea Melia, Treasurer

Lucia Sitar, Vice President and Chief Legal Officer

Megan Kennedy, Vice President and Secretary

Sofia Rosala, Vice President and Deputy Chief Compliance Officer

Adrian Lim, Vice President

Bev Hendry, Vice President

Jennifer Nichols, Vice President

Christian Pittard, Vice President

Hugh Young, Vice President

Kasey Deja, Assistant Secretary

Sharon Ferrari, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street, 5th Floor

Boston, MA 02110

Transfer Agent

Computershare Trust Company N.A.

P.O. Box 20170

College Station, TX

77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street, 22nd Floor

Philadelphia, PA 19103

Fund Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Independent Director Legal Counsel

Stradley, Ronon, Stevens & Young LLP

2005 Market Street, 32nd Floor

Philadelphia, PA 19103

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 20, 2015 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of The Asia Tigers Fund, Inc. are traded on the NYSE under the symbol “GRR”. Information about the Fund’s net asset value and market price is available at www.aberdeengrr.com.

This report, including the financial information herein, is transmitted to the shareholders of The Asia Tigers Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Aberdeen

GRR – SEMI-ANNUAL

Item 2 - Code of Ethics.

Not applicable to semi-annual report on Form N-CSR.

Item 3 - Audit Committee Financial Expert.

Not applicable to semi-annual report on Form N-CSR.

Item 4 - Principal Accountant Fees and Services.

Not applicable to semi-annual report on Form N-CSR.

Item 5 - Audit Committee of Listed Registrants.

Not applicable to semi-annual report on Form N-CSR.

Item 6 - Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report on Form N-CSR.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual report on Form N-CSR.

(b)	During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9	- Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
11/01/2014 to 11/30/2014	1,379	$11.89	1,379	296,956
12/01/2014 to 12/31/2014	2,800	$11.41	2,800	294,156
01/01/15 to 01/31/15	4,000	$11.18	4,000	290,156

02/01/15 to 02/28/15	3,900	$11.56	3,900	286,256
03/01/15 to 03/31/15	4,861	$11.38	4,861	281,395
04/01/15 to 04/30/15	6,100	$11.94	6,100	275,295

Total	23,040	$11.56	23,040	-

(1) On November 2, 2012, the Fund announced that its Board of Directors, at a meeting held on October 30, 2012, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at certain discounts to net asset value.

Item 10 - Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Asia Tigers Fund, Inc.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Alan Goodson
Alan Goodson, Principal Executive Officer

Date: July 2, 2015

By (Signature and Title):	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: July 2, 2015